EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

SolarWindow Announces Alliance with Coating Equipment Manufacturer for Large-Scale Production

Columbia, Maryland – June 19, 2018 – SolarWindow Technologies, Inc. (OTC: WNDW) today announced its latest commercial alliance with nTact, a global leader in coating process knowledge and equipment manufacturing, necessary for large-scale production of transparent electricity-generating windows. With over 90 patents and trademark filings, the company’s electricity-generating window and flexible glass products, currently under development, target the estimated 5 million commercial buildings and tall towers in the United States and millions more worldwide.

“Our mandate is to bring SolarWindow™ electricity-generating products to the $100 billion global skyscraper and commercial buildings market,” stated Mr. John Conklin, President and CEO of SolarWindow Technologies, Inc.

To enable commercial production, SolarWindow first partnered with Triview Glass Industries, a glass fabrication plant, where its coatings can be applied to windows.

SolarWindow subsequently entered into a collaboration with Raynergy Tek, a chemicals developer, to ensure a steady supply of raw materials used in its coatings.

The alliance with nTact, announced today, provides specialty-coatings machinery needed for use in a high-volume SolarWindow production line at the plant.

SolarWindow scientists and engineers will work with nTact to design, prototype, test, and manufacture machinery and equipment necessary for coating glass and flexible materials with the company’s transparent electricity-generating coatings, which will be used to create a manufacturing line, with the goal of implementing large-scale production of SolarWindow™ electricity-generating glass and flexible products.

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“We plan to use the methodologies, processes, and technologies required for large-scale coating created at nTact that, upon completion, would be shipped to Triview for incorporation into the SolarWindow production line,” explained Mr. Conklin.

Triview manufactures a wide variety of architectural and specialty glass products and has entered into a Process Integration and Production Agreement with SolarWindow for the fabrication of SolarWindow™ products.

SolarWindow Announces Alliance with Coating Equipment Manufacturer for Large-Scale Production

Dallas-based nTact delivers equipment to Fortune 500 and Fortune 100 companies, with a focus on new technologies and emerging market applications. nTact is a global company with operations spanning the United States, United Kingdom, Germany, Japan, Korea, and China.

“We are thrilled to collaborate with SolarWindow Technologies in their exciting new technology and further engage in the market for electricity-generating glass. nTact’s specialized process equipment and expertise allows SolarWindow to achieve extremely important product development objectives by taking advantage of the skills and manufacturing equipment we have in-house,” stated Greg Gibson, Chief Technology Officer of nTact. “nTact prides itself on contributing to its partners’ success, and we’re delighted to support SolarWindow in the advancement of its innovative products.”

Targeting commercial buildings, which consume almost 40% of all the electricity in the United States, the company’s transparent electricity-generating windows could reduce energy costs by up to 50% and achieve a one-year financial payback for building owners, the industry’s fastest financial return, according to independently-validated power and financial modeling.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. creates transparent electricity-generating liquid coatings. When applied to glass or plastics, these coatings convert passive windows and other materials into electricity generators under natural, artificial, low, shaded, and even reflected light conditions.

Our liquid coating technology has been presented to members of the U.S. Congress and received recognition in numerous industry publications. Our SolarWindow™ technology may generate 50-times the power of a conventional rooftop solar system and may achieve a one-year payback when installed on all four sides of a 50-story building, according to independently-validated power and financial modeling.

Power and Financial Model Disclaimer

The company’s Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations, which are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degrees building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

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For additional information, please call Briana Erickson at 800-213-0689 or visit: www.solarwindow.com.

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Media Contact:

Damaak Group

415-488-5281

media@solarwindow.com

Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindow™ technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company’s website and the social media channels listed below:

• Facebook

• Twitter

* This list may be updated from time to time.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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